Prospectus Supplement -- July 29, 2005
                                                               Prospectus Form #
American Express Variable Portfolio Funds (Oct. 29, 2004)         S-6466-99 X

The Principal Investment Strategies, Principal Risks and Management sections of the prospectus for the AXP Variable Portfolio - Short Duration U.S. Government Fund have been revised as follows:

AXP Variable Portfolio - Short Duration U.S. Government Fund

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, at least 80% of the Fund's net assets are invested in debt securities issued or guaranteed as to principal and interest by the U.S. government, or its agencies or instrumentalities. Shareholders will be given at least 60 days' notice of any change in the 80% policy. The Fund invests in direct obligations of the U.S. government, such as Treasury bonds, bills, and notes, and of its agencies and instrumentalities. The Fund may also invest to a substantial degree in securities issued by various entities sponsored by the U.S. government, such as the Federal National Mortgage Association (FNMA or Fannie Mae) and the Federal Home Loan Mortgage Corporation (FHLMC or Freddie
Mac). These issuers are chartered or sponsored by acts of Congress; however, their securities are neither issued nor guaranteed by the United States Treasury. When market conditions are favorable, the Fund may also invest in debt securities that are not issued by the U.S. government, its agencies or instrumentalities, or that are denominated in currencies other than the U.S. dollar.

In pursuit of the Fund's goal, American Express Financial Corporation (AEFC), the Fund's investment manager, chooses investments by:

o  Reviewing credit characteristics and the interest rate outlook.

o Identifying and buying securities that are high quality or have similar qualities, in AEFC's opinion, even though they are not rated or have been given a lower rating by a rating agency.

o Under normal market conditions, the Fund will maintain an average portfolio duration of one to three years. Duration measures the sensitivity of bond prices to changes in interest rates. The longer the duration of a bond, the longer it will take to repay the principal and interest obligations and the more sensitive it will be to changes in interest rates. For example, a three year duration means a bond is expected to decrease in value by 3% if interest rates rise 1% and increase in value by 3% if interest rates fall 1%.

In evaluating whether to sell a security, AEFC considers, among other factors, whether:

o  The security is overvalued relative to alternative investments.

o  AEFC wishes to lock-in profits.

o  Changes in the interest rate or economic outlook.

o  AEFC identifies a more attractive opportunity.

Unusual Market Conditions

During unusual market conditions, the Fund may invest more of its assets in short-term government securities or commercial paper than during normal market conditions. Although investing in these securities would serve primarily to avoid losses, this type of investing could prevent the Fund from achieving its investment objective. During these times, AEFC may trade the Fund's portfolio securities more frequently. Frequent trading could result in increased fees and expenses.

PRINCIPAL RISKS

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the

Fund include:

   Market Risk

   Interest Rate Risk

   Call/Prepayment Risk

   Credit Risk

Market Risk

The market value of securities may drop, and you may lose money. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

Interest Rate Risk

The risk of losses attributable to changes in interest rates. Interest rate risk is generally associated with bond prices: when interest rates rise, bond prices fall. In general, the longer the maturity of a bond, the greater its sensitivity to changes in interest rates.

Call/Prepayment Risk

The risk that a bond or other security might be called, or otherwise converted, prepaid, or redeemed, before maturity. This risk is closely related to reinvestment risk, which is the risk that an investor will not be able to reinvest income or principal at the same rate it currently is earning.

S-6466-66 A (7/05)

* Valid until Oct. 30, 2005.

Credit Risk

The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation, such as payments due on a bond or a note.

MANAGEMENT

The teams that manage the Fund's portfolio are led by:

Jamie Jackson, Co-Portfolio Manager

o  Began co-managing the Fund in 2003.

o  Leader of the liquid assets sector team.

o  Joined AEFC in 2003.

o  Co-head of U.S. Investment Grade Fixed Income, UBS Global
   Asset Management, 1997 to 2003.

o  Began investment career in 1988.

o  MBA, Marquette University.

Scott Kirby, Co-Portfolio Manager

o  Began managing the Fund in 2001.

o  Leader of the structured assets sector team.

o  Employed by AEFC from 1979 to 1985 and from 1987 to present.

o  Began investment career in 1979.

o  MBA, University of Minnesota.

AEFC's investment professionals who manage fixed income funds are organized into teams. Each team specializes in a particular sector of the fixed income market.